Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND TWELVE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2009	2008	(Under)	2009	2008

Net sales	$47,762	$63,998	(25.4)%	100.0%	100.0%
Cost of sales	39,408	55,093	(28.5)%	82.5%	86.1%
Gross profit	8,354	8,905	(6.2)%	17.5%	13.9%

Selling, general and
administrative expenses	5,252	6,698	(21.6)%	11.0%	10.5%
Restructuring expense	33	127	(74.0)%	0.1%	0.2%
Income from operations	3,069	2,080	47.5%	6.4%	3.3%

Interest expense	620	595	4.2%	1.3%	0.9%
Interest income	(14)	(57)	(75.4)%	(0.0)%	(0.1)%
Other expense	251	112	124.1%	0.5%	0.2%
Income before income taxes	2,212	1,430	54.7%	4.6%	2.2%

Income taxes*	517	(647)	N.M.	23.4%	(45.2)%
Net income	$1,695	$2,077	(18.4)%	3.5%	3.2%

Net income per share-basic	$0.13	$0.16	(18.8)%
Net income per share-diluted	$0.13	$0.16	(18.8)%
Average shares outstanding-basic	12,653	12,642	0.1%
Average shares outstanding-diluted	12,694	12,729	(0.3)%

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	May 3,	April 27,	% Over	May 3,	April 27,
	2009	2008 (1)	(Under)	2009	2008

Net sales	$203,938	$254,046	(19.7)%	100.0%	100.0%
Cost of sales	179,286	220,887	(18.8)%	87.9%	86.9%
Gross profit	24,652	33,159	(25.7)%	12.1%	13.1%

Selling, general and
administrative expenses	19,751	23,973	(17.6)%	9.7%	9.4%
Restructuring expense	9,471	886	N.M.	4.6%	0.3%
(Loss) income from operations	(4,570)	8,300	N.M.	(2.2)%	3.3%

Interest expense	2,359	2,975	(20.7)%	1.2%	1.2%
Interest income	(89)	(254)	(65.0)%	(0.0)%	(0.1)%
Other expense	43	736	(94.2)%	0.0%	0.3%
(Loss) income before income taxes	(6,883)	4,843	N.M.	(3.4)%	1.9%

Income taxes*	31,959	(542)	N.M.	N.M.	(11.2)%
Net (loss) income	$(38,842)	$5,385	N.M.	(19.0)%	2.1%

Net loss) income per share-basic	($3.07)	$0.43	N.M.
Net (loss) income per share-diluted	($3.07)	$0.42	N.M.
Average shares outstanding-basic	12,651	12,624	0.2%
Average shares outstanding-diluted	12,651	12,765	(0.9)%

* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

(1) Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
MAY 3, 2009 AND APRIL 27, 2008
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	May 3,	* April 27,	(Decrease)
	2009	2008	Dollars	Percent

Current assets
Cash and cash equivalents	$11,797	$4,914	6,883	140.1%
Accounts receivable	18,116	27,073	(8,957)	(33.1)%
Inventories	23,978	35,394	(11,416)	(32.3)%
Deferred income taxes	54	4,380	(4,326)	(98.8)%
Assets held for sale	1,209	5,610	(4,401)	(78.4)%
Income taxes receivable	210	438	(228)	(52.1)%
Other current assets	1,264	1,328	(64)	(4.8)%
Total current assets	56,628	79,137	(22,509)	(28.4)%

Property, plant and equipment, net	24,253	32,939	(8,686)	(26.4)%
Goodwill	11,593	4,114	7,479	181.8%
Deferred income taxes	-	29,430	(29,430)	(100.0)%
Other assets	2,820	2,409	411	17.1%

Total assets	$95,294	$148,029	(52,735)	(35.6)%

Current liabilities
Current maturities of long-term debt	$4,764	$7,375	(2,611)	(35.4)%
Current portion of a obligation under capital lease	626	-	626	100.0%
Accounts payable - trade	17,030	21,103	(4,073)	(19.3)%
Accounts payable - capital expenditures	923	1,547	(624)	(40.3)%
Accrued expenses	6,504	8,300	(1,796)	(21.6)%
Accrued restructuring	853	1,432	(579)	(40.4)%
Income taxes payable - current	83	150	(67)	(44.7)%
Total current liabilities	30,783	39,907	(9,124)	(22.9)%

Accounts payable - capital expenditures	638	1,449	(811)	(56.0)%
Income taxes payable - long-term	3,264	4,802	(1,538)	(32.0)%
Deferred income taxes	974	1,464	(490)	(33.5)%
Long-term debt , less current maturities	11,604	14,048	(2,444)	(17.4)%

Total liabilities	47,263	61,670	(14,407)	(23.4)%

Shareholders' equity	48,031	86,359	(38,328)	(44.4)%

Total liabilities and
shareholders' equity	$95,294	$148,029	(52,735)	(35.6)%

Shares outstanding	12,768	12,648	120	0.9%

* Derived from audited financial statements

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		May 3,	* April 27,
		2009	2008

Cash flows from operating activities:
	Net (loss) income	$(38,842)	$5,385
	Adjustments to reconcile net (loss) income to net cash
	provided by operating activities:
	Depreciation	6,712	5,548
	Amortization of other assets	488	373
	Stock-based compensation	425	618
	Excess tax benefit related to stock options exercised	-	(17)
	Deferred income taxes	33,231	(919)
	(Gain) loss on impairment of equipment	(32)	289
	Restructuring expenses, net of gain on sale of related assets	7,960	140
	Changes in assets and liabilities, net of effects of acquisition of assets:
	Accounts receivable	8,957	2,242
	Inventories	12,855	5,236
	Other current assets	46	496
	Other assets	10	(188)
	Accounts payable-trade	(5,365)	(924)
	Accrued expenses	(1,721)	(445)
	Accrued restructuring	(579)	(1,926)
	Income taxes	(1,377)	456
	Net cash provided by operating activities	22,768	16,364

Cash flows from investing activities:
	Capital expenditures	(1,970)	(4,846)
	Net cash paid for acquisition of assets	(11,365)	-
	Proceeds from the sale of buildings and equipment	4,607	2,723
	Net cash used in investing activities	(8,728)	(2,123)

Cash flows from financing activities:
	Proceeds from lines of credit	-	1,339
	Payments on lines of credit	-	(3,932)
	Proceeds from the issuance of long-term debt	11,000	-
	Payments on vendor-financed capital expenditures	(1,236)	(642)
	Payments on capital lease obligation	(754)	-
	Payments on long-term debt	(16,055)	(16,737)
	Debt issuance costs	(133)	-
	Proceeds from common stock issued	21	459
	Excess tax benefit related to stock options exercised	-	17
	Net cash used in financing activities	(7,157)	(19,496)

Increase (decrease) in cash and cash equivalents		6,883	(5,255)

Cash and cash equivalents at beginning of year		4,914	10,169

Cash and cash equivalents at end of year		$11,797	$4,914

Free Cash Flow (1)		$23,415	$13,616

(1) Free Cash Flow reconciliation is as follows:
		FY 2009	FY 2008
A)	Net cash provided by operating activities	$22,768	$16,364
B)	Minus: Capital Expenditures	(1,970)	(4,846)
C)	Add: Proceeds from the sale of buildings and equipment	4,607	2,723
D)	Minus: Payments on vendor-financed capital expenditures	(1,236)	(642)
E)	Minus: Payments on capital lease obligation	(754)	-
F)	Add: Excess tax benefit related to stock options exercised	-	17
		$23,415	$13,616

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	May 3,		April 27,		% Over	May 3,	April 27,
Net Sales by Segment	2009		2008		(Under)	2009	2008

Mattress Fabrics	$26,588		34,638		(23.2)%	55.7%	54.1%
Upholstery Fabrics	21,174		29,360		(27.9)%	44.3%	45.9%

Net Sales	$47,762		63,998		(25.4)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$5,392		6,533		(17.5)%	20.3%	18.9%
Upholstery Fabrics	2,977		2,907		2.4%	14.1%	9.9%
Subtotal	8,369		9,440		(11.3)%	17.5%	14.8%

Loss on impairment of equipment	-		(33)	(2)	(100.0)%	0.0%	(0.1)%
Restructuring related charges	(15)	(1)	(502)	(1)	(97.0)%	(0.0)%	(0.8)%

Gross Profit	$8,354		8,905		(6.2)%	17.5%	13.9%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,848		2,679		(31.0)%	7.0%	7.7%
Upholstery Fabrics	2,310		2,773		(16.7)%	10.9%	9.4%
Unallocated Corporate	1,094		1,242		(11.9)%	2.3%	1.9%
	5,252		6,694		(21.5)%	11.0%	10.5%

Restructuring related charges	-	(1)	4	(1)	(100.0)%	0.0%	0.0%

Selling, General and Administrative expenses	$5,252		6,698		(21.6)%	11.0%	10.5%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,545		3,854		(8.0)%	13.3%	11.1%
Upholstery Fabrics	666		134		397.0%	3.1%	0.5%
Unallocated Corporate	(1,094)		(1,242)		(11.9)%	(2.3)%	(1.9)%
Subtotal	3,117		2,746		13.5%	6.5%	4.3%

Loss on impairment of equipment	-		(33)	(2)	(100.0)%	0.0%	(0.1)%
Restructuring expense and restructuring related charges	(48)	(1)	(633)	(1)	(92.4)%	(0.1)%	(1.0)%

Operating income	$3,069		2,080		47.5%	6.4%	3.3%

Depreciation by Segment

Mattress Fabrics	$925		776		19.2%
Upholstery Fabrics	32	(3)	507		(93.7)%
Total Depreciation	957		1,283		(25.4)%

Notes:

(1) See page 6 for detailed explanations of restructuring expense and restructuring related charges.

(2) The $33 represents an impairment loss on older and existing equipment that is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.

(3) Upholstery fabrics depreciation expense represents allocation of corporate departments shared by both the mattress and upholstery fabric segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008

(Amounts in thousands)

	TWELVE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	May 3,		April 27,		% Over	May 3,	April 27,
Net Sales by Segment	2009		2008		(Under)	2009	2008

Mattress Fabrics	$115,396		138,064		(16.4)%	56.6%	54.3%
Upholstery Fabrics	88,542		115,982		(23.7)%	43.4%	45.7%

Net Sales	$203,938		254,046		(19.7)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$20,996		22,576		(7.0)%	18.2%	16.4%
Upholstery Fabrics	7,253		12,829		(43.5)%	8.2%	11.1%
Subtotal	28,249		35,405		(20.2)%	13.9%	13.9%

Loss on impairment of equipment	-		(289)	(2)	(100.0)%	0.0%	(0.1)%
Restructuring related charges	(3,597)	(1)	(1,957)	(1)	83.8%	(1.8)%	(0.8)%

Gross Profit	$24,652		33,159		(25.7)%	12.1%	13.1%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$7,749		8,457		(8.4)%	6.7%	6.1%
Upholstery Fabrics	8,756		11,650		(24.8)%	9.9%	10.0%
Unallocated Corporate	3,225		3,797		(15.1)%	1.6%	1.5%
Subtotal	19,730		23,904		(17.5)%	9.7%	9.4%

Restructuring related charges	21	(1)	69	(1)	(69.6)%	0.0%	0.0%

Selling, General and Administrative expenses	$19,751		23,973		(17.6)%	9.7%	9.4%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$13,247		14,118		(6.2)%	11.5%	10.2%
Upholstery Fabrics	(1,503)		1,180		N.M.	(1.7)%	1.0%
Unallocated Corporate	(3,225)		(3,797)		(15.1)%	(1.6)%	(1.5)%
Subtotal	8,519		11,501		(25.9)%	4.2%	4.5%

Loss on impairment of equipment	-		(289)	(2)	(100.0)%	0.0%	(0.1)%
Restructuring expense and restructuring related charges	(13,089)	(1)	(2,912)	(1)	N.M.	(6.4)%	(1.1)%

Operating (loss) income	$(4,570)		8,300		N.M.	(2.2)%	3.3%

Depreciation by Segment

Mattress Fabrics	$3,542		3,443		2.9%
Upholstery Fabrics	1,080		2,105		(48.7)%
Subtotal	4,622		5,548		(16.7)%
Accelerated Depreciation	2,090		-		100.0%
Total Depreciation	6,712		5,548		21.0%

Notes:

(1) See page 7 for detailed explanations of restructuring expense and restructuring related charges.

(2) The $289 represents an impairment loss on older and existing equipment that is being replaced by newer and more efficient equipment. This impairment loss pertains to the mattress fabrics segment.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	As Reported					May 3, 2009		As Reported					April 27, 2008		Proforma
	May 3,	% of		% of		Adjusted	% of	April 27,	% of		% of		Adjusted	% of	% Over
	2009	Sales	Adjustments	Sales		Results	Sales	2008	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$47,762	100.0%	-			47,762	100.0%	63,998	100.0%	-			63,998	100.0%	-25.4%
Cost of sales	39,408	82.5%	(15)	0.0%	(1)	39,393	82.5%	55,093	86.1%	(502)	-0.8%	(3)	54,591	85.3%	-27.8%
Gross profit	8,354	17.5%	(15)	0.0%		8,369	17.5%	8,905	13.9%	(502)	-0.8%		9,407	14.7%	-11.0%

Selling, general and
administrative expenses	5,252	11.0%	-	0.0%		5,252	11.0%	6,698	10.5%	(4)	0.0%	(3)	6,694	10.5%	-21.5%
Restructuring expense	33	0.1%	(33)	-0.1%	(2)	-	0.0%	127	0.2%	(127)	-0.2%	(4)	-	0.0%	0.0%
Income from operations	3,069	6.4%	(48)	-0.1%		3,117	6.5%	2,080	3.3%	(633)	-1.0%		2,713	4.2%	14.9%

Interest expense	620	1.3%	-	0.0%		620	1.3%	595	0.9%	-	0.0%		595	0.9%	4.2%
Interest income	(14)	0.0%	-	0.0%		(14)	0.0%	(57)	-0.1%	-	0.0%		(57)	-0.1%	-75.4%
Other expense	251	0.5%	-	0.0%		251	0.5%	112	0.2%	-	0.0%		112	0.2%	124.1%
Income before income taxes	2,212	4.6%	(48)	-0.1%	(5)	2,260	4.7%	1,430	2.2%	(633)	-1.0%	(6)	2,063	3.2%	9.5%

Notes:
(1) The $15 restructuring related charge represents $57 for other operating costs associated with closed plant facilities and a credit of $42 for inventory markdowns.

(2) The $33 restructuring charge represents $43 for lease termination and other exit costs and a credit of $10 for employee termination benefits.

(3) The $502 restructuring related charge represents $469 for inventory markdowns and $33 for other operating costs associated with closed plant facilities. The $4 restructuring related charge represents other operating costs associated with closed plant facilties.

(4) The $127 restructuring charge represents $183 for employee termination benefits, $21 for a write-down of equipment, $5 for asset movement costs, a credit of $3 for sales proceeds received on equipment with no carrying value, and a credit of $79 for lease termination and other exit costs.

(5) Of this total charge, $90 and $42 represent a cash charge and a non-cash credit, respectively.
(6) Of this total charge, $143 and $490 represent cash and non-cash charges, respectively.

CULP, INC. FINANCIAL INFORMATION RELEASE
ADJUSTED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED MAY 3, 2009 AND APRIL 27, 2008
(Unaudited)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	As Reported					May 3, 2009		As Reported					April 27, 2008		Proforma
	May 3,	% of		% of		Adjusted	% of	April 27,	% of		% of		Adjusted	% of	% Over
	2009	Sales	Adjustments	Sales		Results	Sales	2008	Sales	Adjustments	Sales		Results	Sales	(Under)

Net sales	$203,938	100.0%	-			203,938	100.0%	254,046	100.0%	-			254,046	100.0%	-19.7%
Cost of sales	179,286	87.9%	(3,597)	-1.8%	(1)	175,689	86.1%	220,887	86.9%	(1,957)	-0.8%	(3)	218,930	86.2%	-19.8%
Gross profit	24,652	12.1%	(3,597)	-1.8%		28,249	13.9%	33,159	13.1%	(1,957)	-0.8%		35,116	13.8%	-19.6%

Selling, general and
administrative expenses	19,751	9.7%	(21)	0.0%	(1)	19,730	9.7%	23,973	9.4%	(69)	0.0%	(3)	23,904	9.4%	-17.5%
Restructuring expense	9,471	4.6%	(9,471)	-4.6%	(2)	-	0.0%	886	0.3%	(886)	-0.3%	(4)	-	0.0%	0.0%
(Loss) income from operations	(4,570)	-2.2%	(13,089)	-6.4%		8,519	4.2%	8,300	3.3%	(2,912)	-1.1%		11,212	4.4%	-24.0%

Interest expense	2,359	1.2%	-	0.0%		2,359	1.2%	2,975	1.2%	-	0.0%		2,975	1.2%	-20.7%
Interest income	(89)	0.0%	-	0.0%		(89)	0.0%	(254)	-0.1%	-	0.0%		(254)	-0.1%	-65.0%
Other expense	43	0.0%	-	0.0%		43	0.0%	736	0.3%	-	0.0%		736	0.3%	-94.2%
(Loss) income before income taxes	(6,883)	-3.4%	(13,089)	-6.4%	(5)	6,206	3.0%	4,843	1.9%	(2,912)	-1.1%	(6)	7,755	3.1%	-20.0%

Notes:
(1) The $3.6 million restructuring related charge represents $3.5 million for inventory markdowns and $119 for other operating costs associated with closed plant facilities. The $21 restructuring related charge represents other operating costs associated with closed plant facilities.

(2) The $9.5 million restructuring charge represents $8.0 million for write-downs of equipment and buildings, $786 for employee termination benefits, and $728 for lease termination and other exit costs.

(3) The $1.9 million restructuring related charge represents $1.0 million for inventory markdowns and $954 for other operating costs associated with closed plant facilities. The $69 restructuring related charge represents other operating costs associated with closed plant facilities.

(4) The $886 restructuring charge represents $533 for lease termination and other exit costs, $503 for write-downs of buildings and equipment, $189 for asset movement costs, $23 for employee termination benefits, and a credit of $362 for sales proceeds received on equipment with no carrying value.

(5) Of this total charge, $1.6 million and $11.5 million represent cash and non-cash charges, respectively.
(6) Of this total charge, $1.4 million and $1.5 million represent cash and non-cash charges, respectively.